SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

22. SUBSEQUENT EVENTS

On May 3, 2024, the Company announced the resignation of Dr. Francis Dube as Chief Operating Officer effective May 1, 2024 and the resignation of Brian Bosse as director effective May 3, 2024. Brian Bosse was appointed to the Company's advisory board effective May 3, 2024 and was granted 40,000 stock options at an exercise price of $1.42 per common share. The options vest on May 3, 2025 and expire on May 3, 2027.

On May 21, 2024, a total of 250,000 stock options were exercised at $0.40 per option resulting in proceeds of $100,000 to the Company.

On June 14, 2024, 300,000 stock options were exercised using a “cashless” exercise method whereby 80,000 fewer shares were issued than options exercised as compensation for the $120,000 in cash that traditionally would have been received by the Company upon exercise.

On June 20, 2024, 1,935,000 stock options were issued to a number of directors, officers and employees of the Company. The stock options have an exercise price of $1.52 per common share. The options granted to the directors and officers, will vest one third on the date of grant, one third on the first anniversary of the grant, and one third on the second anniversary of the grant. For employees, the options will vest one quarter on the date of grant, and one quarter on each anniversary thereafter.